UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

Report for Event: April 6, 1999

GOOD TIMES RESTAURANTS INC.
(Exact name of registrant as specified in its charter)

Nevada               0-18590                  84-1133368
(State or other     (Commission              (IRS Employer
jurisdiction of      File No.)                Identification No.)
incorporation)

601 Corporate Circle, Golden, CO 80401
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:
(303) 384-1400

Not applicable
(Former name and address)

Item 1.  Changes in Control of Registrant

Not applicable.

Item 2.  Acquisition or Disposition of Assets

Not applicable.

Item 3.  Bankruptcy or Receivership

Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

Not applicable.

Item 5.  Other Events

On April 6, 1999, the Board of Directors of the Registrant resolved to extend the expiration date of its Series A Warrants and Series B Warrants (as described below), from April 12, 1999 to June 30, 1999 and to reduce the exercise price of its Series A Warrants and Series B Warrants to $3.00 per share.

The Series A Warrants consist in the aggregate of 215,003 Warrants which were issued by the Registrant in connection with a Form S-3 Registration Statement in 1993 and public offerings in 1992, 1990 and 1989.

The Form S-3 Registration Statement, as thereafter amended (Registration No. 33-73062) was filed with the Securities and Exchange Commission on December 20, 1993 and covered 17,503 warrants (the "S-3 Warrants") for the purchase of up to an aggregate of 17,503 shares of the Registrant's common stock, par value $.001 per share (the "Common Shares").

The 1992 public offering consisted of up to 165,600 units, with each unit consisting of two Common Shares and one redeemable warrant to purchase one Common Share (a "1992 Warrant"). The Registrant issued 144,000 1992 Warrants to purchase up to an aggregate of 144,000 Common Shares in connection with such 1992 public offering.

The Registrant's 1990 public offering consisted of up to 46,000 units, with each unit consisting of one Common Share and one redeemable warrant to purchase one Common Share (a "1990 Warrant"). The Registrant issued 46,000 1990 Warrants to purchase up to an aggregate of 46,000 Common Shares in connection with such 1990 public offering.

The remaining 7,500 Series A Warrants were issued in connection with a public offering by the Registrant in 1989.

The Series B Warrants were issued by the Registrant in connection with a public offering in 1994 of up to 321,600 units, with each unit consisting of two Common Shares and one redeemable warrant to purchase one Common Share ("Series B Warrant"). The Registrant issued 321,600 Series B Warrants to purchase up to an aggregate of 321,600 Common Shares in connection with such 1994 public offering.

Item 6.  Resignations of Registrant's Directors

Not applicable.

Item 7.  Financial Statements and Exhibits.

      Exhibits

      7.1   Press Release dated April 6, 1999.

      7.2 Fourth Amended and Restated Warrant Agreement made effective as of February 10, 1999 between the Registrant and American Securities Transfer, Inc. with regard to the Series A Warrants.

      7.3 Second Amended and Restated Warrant Agreement made effective as of February 10, 1999 between the Registrant and American Securities Transfer, Inc. with regard to the Series B Warrants.

Item 8.  Change in Fiscal Year

Not applicable.


                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GOOD TIMES RESTAURANTS INC.


Date: April 6, 1999                 By:  /s/ Boyd E. Hoback
                                         Boyd E. Hoback
                                         Its: Chief Executive
                                         Officer and  President